UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2006

                          Rand Acquisition Corporation
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             (Exact name of registrant as specified in its charter)

           Delaware                 000-50908                     20-1195343
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(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

             450 Park Avenue, 10th Floor, New York, New York 10022
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (212) 644-3450


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On February 27, 2006, Rand Acquisition Corporation ("Rand"), its indirect, wholly-owned subsidiary LL Acquisition Corp., and the stockholders of Lower Lakes Towing Ltd. further amended the Stock Puchase Ageement among them, dated as of September 2, 2005 ("Stock Purchase Agreement"), to, among other things, extend the date after which a party may terminate the Stock Purchase Agreement from February 28, 2006 to March 3, 2006.

      A copy of the amendment is attached as Exhibit 2.1.

ITEM 8.01. OTHER EVENTS

      At the February 28, 2006 Special Meeting of Shareholders, Rand shareholders approved each of the proposals considered at the Special Meeting as described in Rand's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on February 3, 2006. A copy of a press release issued in connection with the Special Meeting is attached as Exhibit
99.1 and is incorporated by reference herein

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

2.1       Amendment to Stock Purchase Agreement, dated February 27, 2006
99.1      Press Release

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RAND ACQUISITION CORPORATION


Date: February 28, 2006                By: /s/ Laurence S. Levy
                                           -------------------------------------
                                       Name:  Laurence S. Levy
                                       Title: Chairman of the Board and Chief
                                              Executive Officer,
                                              (Principal Executive and Financial
                                              and Accounting Officer)